SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-01

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

July 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit

Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-1
          July 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
        ----------------------------------
        Melissa Philibert
Title:  Corporate Trust Officer
Date:   July 23, 2003

                                 EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
EX-1      Distribution Financial Services RV Trust 1999-1
          July 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

         DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1

Accounting Date:               10-Jul-03
Determination Date:            14-Jul-03
Monthly Payment Date:          15-Jul-03
Collection Period Ending:      30-Jun-03


I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               12,094,879.59
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    518,319.85
    Current Monthly Interest Shortfall/Excess                                                                         -90,375.81
    Recoup of Collection Expenses                                                                                     -21,075.50
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   12,501,748.13

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,949,991.22
    Amount of Interest Payments Received During the Collection Period                                               2,040,367.03
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -90,375.81

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,322,634.59
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               171,979.11
    Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                      0.00
    Reserve Account Investment Earnings                                                                                 5,411.82
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,322,634.59
    Total Ending Reserve Balance                                                                                    7,500,025.52

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,040,367.03
    Scheduled Principal Payments Received                                                                           2,229,669.33
    Principal Prepayments Received                                                                                  7,824,843.23
    Total Interest and Principal Payments Received                                                                 12,094,879.59

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   543,574.69
    minus  Reasonable Expenses                                                                                         25,254.84
    Net Liquidation Proceeds                                                                                          518,319.85
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     518,319.85

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   12,613,199.44
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  279,132,809.32
    multiplied by Servicer Fee Rate                                                                                         0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      116,305.34

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  279,132,809.32
    Pool Balance as of the Current Accounting Date                                                                268,300,184.26
    Age of Pool in Months                                                                                                     52

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        276,341,481.23
    Aggregate Note Balance as of Current Accounting Date                                                          265,617,182.42

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              49               1,564,017.27         0.583%
    60-89 Days Delinquent              18                 752,697.03         0.281%
    90-119 Days Delinquent             18               1,001,675.34         0.373%
    120+ Days Delinquent                0                       0.00         0.000%
    Current Period Defaults            23                 778,112.50         0.290%
    Cumulative Defaults              1020              39,714,410.78        14.802%
    Cumulative Recoveries                              17,365,214.62         1.737%



    Current Month Realized Losses                                                                                     600,728.11
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.060%
    Preceding Realized Losses                                                                                         754,452.70
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.075%
    Second Preceding Realized Losses                                                                                1,103,431.66
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.110%
    Cumulative Realized Losses                                                                                     22,349,196.16
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.235%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.26829927
                                                                                                                      0.26561718

a)                                                                                                                    116,305.34
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                          35,300.28
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                             Noteholders'
                                                                           Beginning       Monthly Principal         Ending
                                                                            Balance       Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                               7,253,481.23          7,253,481.23              0.00
    Class A-5                                                             159,722,000.00          3,470,817.58    156,251,182.42
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    108,326.25
                                                                                                                      146,997.73


VIIIPOOL STATISTICS

                                                                                                                            8.84%
                                                                                                                             121


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       12,418,403.26
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                12,419,444.93

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               83,344.87